Exhibit 10.48

Bpifrance Sud-Est

186 avenue Thiers

69465 Lyon Cedex 06

CONTRACT no. A1308020 V

Between:

1.              Bpifrance Financing

A public corporation with a share capital of 750,860,784 euros

Trade & Corporate Register (RCS) of Créteil number 320 252 489

Headquartered at 27-31, avenue du General Leclerc - 94710 MAISONS-ALFORT Cedex

Represented by Corinne PERRET-HONEGGER, as Head of the Innovation and Intangibles

Department, hereinafter referred to as “Bpifrance Financement”

Party of the first part,

and:

2.              ALIZE PHARMA

A private corporation with a share capital of 110,894,00 euros

SIRET no.: 49757562100022

ESPACE EUROPÉEN

15 CHEMIN DU SAQUIN

69130 ECULLY

Represented by SARL TAB CONSULTING, as CEO, in turn represented by THIERRY

ABRIBAT, in his capacity as Manager

Hereinafter referred to as the “BENEFICIARY”

Party of the second part,

Having regard to Decree no. 97-682 of May 31, 1997, pertaining to aid for innovation;

Having regard to order no. 2005-722 of June 29, 2005, amended, pertaining to the creation of the public establishment OSEO and the public corporation named OSEO;

Having regard to community framework for state aid for research, development and innovation no. 2006/C 323/01 published in the Official Journal of the European Union (OJEU) of December 30, 2006;

Having regard to the State aid system N408/2007 of intervention of OSEO innovation for research, development and innovation dated January 17, 2008;

Having regard to Articles 60 to 64 of Law no. 2010-1249 of October 22, 2010 pertaining to banking and financial regulations;

Having regard to Decree no. 2010-1672 of December 28, 2010, approving the articles of association of the public corporation named OSEO and bearing various provisions relating to its operation;

Having regard to the decision of the Shareholders’ Meeting of OSEO SA dated July 12, 2013, changing the name from OSEO SA to Bpifrance Financement SA;

Having regard to decree no. 2013-637 of July 12, 2013 approving the articles of association of the corporation of Bpifrance Financement;

A1397929 V / AE AN AO 00

Having regard to the request for innovation aid submitted by the BENEFICIARY and registered on 07/18/2013 number A1308020 V;

Having regard to the technical and financial instructions carried out in accordance with Article 7 of decree no. 97-682 referred to above;

SPECIAL TERMS AND CONDITIONS FOR GRANTING AID

ARTICLE 1 - AMOUNT, OBJECT AND FORM OF THE AID

1.1.                            Bpifrance Financement grants to the BENEFICIARY, under the payment terms and conditions provided for in Article 2, an innovation aid of € 750,000.00.

This aid is allocated to the program referred to in the introduction made by the BENEFICIARY and aimed at:

Phase 1b clinical trial in type 2 diabetic patients for AZP - 531.

1.2.                            In return for this aid, the BENEFICIARY agrees to carry out the program presented within 18 months, from 07/18/2013, and to implement all human, technical, financial and commercial means necessary for the success of its execution and the commercial exploitation of its results.

1.3.                            The estimated total amount of the program presented is € 1,917,162.40 excluding taxes.

The innovation program expenditure included in the aid base amounts to: € 1,917,162.40 excluding taxes, according to the attached estimate.

As a result, the amount provided for above represents 39.12% of the total expenditure, excluding taxes, included in the innovation aid base. This aid is granted to the BENEFICIARY in the form of a reimbursable advance.

ARTICLE 2 — PAYMENT TERMS AND CONDITIONS OF THE AID

2.1. The funds will be made available to the BENEFICIARY in 2 installments:

•                  an amount of € 500,000.00 after the date this contract is signed,

•                  the balance upon completion of the work, upon request of the BENEFICIARY and after transmission of the Summary Statement of Expenses Paid (Article 3.2) in accordance with the estimate mentioned in Article 1.3.

2.2.                            The amount of each payment will be credited to account number FR7613907000008116818921548, opened in the name of the BENEFICIARY at the Banque Populaire Loire et Lyonnais after this contract is signed by the parties, in accordance with the provisions of Article I of the General Terms and Conditions.

ARTICLE 3 - END OF DEFERRED REIMBURSEMENT PERIOD

3.1.                            The end date of the deferred reimbursement period is 03/31/2016

3.2.                            By this date at the latest, the BENEFICIARY must send to Bpifrance Financement a Summary Statement of Expenses Paid, certified as accurate, dated and signed by the BENEFICIARY’s accountant or the designated accountant. A summary statement form is attached to this contract.

3.3.                            In the event the documents and vouchers provided by the BENEFICIARY reveal expenses less than the expenditure set down in the aid base, the amount of the aid will automatically be reduced to 39.12% of the total expenses effectively substantiated and determined by Bpifrance Financement; the BENEFICIARY agrees to immediately reimburse any money paid without just cause that is observed.

ARTICLE 4 - BENEFICIARY’S OBLIGATIONS

4.1.                            The BENEFICIARY agrees to reimburse Bpifrance Financement the sum of 750,000.00 € according to the following schedule:

4.1.1.                  Schedule:

€ 17,500.00 by 12/31/2016

€ 17,500.00 by 03/31/2017

€ 17,500.00 by 06/30/2017

€ 17,500.00 by 09/30/2017

€ 35,000.00 by 12/31/2017

€ 35,000.00 by 03/31/2018

€ 35,000.00 by 06/30/2018

€ 35,000.00 by 09/30/2018

€ 40,000.00 by 12/31/2018

€ 40,000.00 by 03/31/2019

€ 40,000.00 by 06/30/2019

€ 40,000.00 by 09/30/2019

€ 45,000.00 by 12/31/2019

€ 45,000.00 by 03/31/2020

€ 45,000.00 by 06/30/2020

€ 45,000.00 by 09/30/2020

€ 50,000.00 by 12/31/2020

€ 50,000.00 by 03/31/2021

€ 50,000.00 by 06/30/2021

€ 50,000.00 by 09/30/2021

4.1.2. and, if applicable, no later than 03/31 of each year, starting from 01/01/2016, a reimbursement annuity equal to:

a) - 20.00% of the proceeds, excluding taxes, from assignments or concessions of licenses, patents or know-how collected during the previous calendar year when the said assignments or concessions relate to all or part of the results of the program being aided;

b) 20.00% of the product, excluding taxes, generated by the marketing and in particular the sale to a third party or the use by the BENEFICIARY for its own needs prototypes, pre-series, models, made under the program being aided.

The sums owed to Bpifrance Financement pursuant to paragraphs a) and b) of this Article 4.1.2, will be charged in priority and as owed on the last amount owed to Bpifrance Financement pursuant to Article 4.1.1 and, if applicable, on the penultimate installment.

The application of this Article 4.1.2 cannot lead the BENEFICIARY to reimburse Bpifrance Financement a sum greater in principal than the amount of the aid that it has received.

4.2.                            In addition, in the event the amount of the advance actually paid by Bpifrance Financement is less than the sum indicated in Article 1, the reimbursements stipulated in Article 4.1.1 and Article 4.3 will be reduced in proportion to the sums paid.

4.3.                            Due to the nature of the work planned for the program being aided, the BENEFICIARY will benefit from the partial or indirect results of the program for an improvement of its products or more generally of the technologies implemented in their manufacture and/or their design.

Consequently, notwithstanding the failure or partial success of the program, the BENEFICIARY will in any case reimburse Bpifrance Financement a lump sum of € 300,000.00 payable according to the following terms and conditions:

€ 17,500.00 by 12/31/2016

€ 17,500.00 by 03/31/2017

€ 17,500.00 by 06/30/2017

€ 17,500.00 by 09/30/2017

€ 35,000.00 by 12/31/2017

€ 35,000.00 by 03/31/2018

€ 35,000.00 by 06/30/2018

€ 35,000.00 by 09/30/2018

€ 40,000.00 by 12/31/2018

€ 40,000.00 by 03/31/2019

€ 10,000.00 by 06/30/2019

4.4.                            The BENEFICIARY may refund the amount of the advance payment aid.

4.5.                            The BENEFICIARY will be released from all its commitments and obligations incumbent on it under this contract as soon as it has paid in full the amount provided for in 4.1, subject to the following:

in the event that, during the performance of this contract, it appears that the amount of the aid allocated exceeds the aid intensity authorized by Community Framework 2006/C 323/01 published in the JOUE of December 30, 2006, the BENEFICIARY agrees to reimburse Bpifrance Financement, at its request, the money paid without just cause thus received.

ARTICLE 5 - TECHNICAL FAILURE, PARTIAL TECHNICAL SUCCESS

5.1.                            A statement of technical failure or partial technical success of the program may be requested by the BENEFICIARY from Bpifrance Financement. The possible financial difficulties of the BENEFICIARY cannot be grounds for requesting a declaration of technical failure or partial technical success of the program.

The BENEFICIARY’s request, which must be sent to Bpifrance Financement no later than the date of the end of the payment deferred period established in Article 3, must be accompanied by the following documents:

•                  a technical end-of-program report providing an account of its execution and results.

•                  a summary statement of the expenses paid, certified as accurate by the accountant or the designated accounting officer of the beneficiary, dated and signed by the BENEFICIARY. A summary statement form is attached to this contract,

•                  its latest financial statements, profit and loss accounts and schedules since the date of the application for aid is registered.

5.2.                            In the context of a request for a technical failure or a partial technical success report made by the BENEFICIARY, and in view of the information provided by the BENEFICIARY, supplemented by all the explanatory information that Bpifrance Financement considers appropriate, Bpifrance Financement will determine either technical success or partial technical success, or the failure of the program.

5.3.                            a) In the event of a technical failure determined by Bpifrance Financement, the BENEFICIARY will not be released from all commitments and obligations incumbent on it under this contract, with the exception of Articles II.6, II.7 and VI of the General Terms and Conditions provided it has fulfilled all the commitments and obligations incumbent upon it up until the date of the determination of failure and that it has fulfilled the obligations set out in Article 4.3.

b) In the event of a partial technical success of the program determined by Bpifrance Financement, the reimbursement conditions of the aid referred to in Article 4 may, if applicable, be adapted by Bpifrance Financement by amendment.

c) The cost of internal and external expenditure and expert assessments, which may be requested by Bpifrance Financement to process the BENEFICIARY’s claim for failure, will be charged to the amount of the aid, or reinvoiced to the BENEFICIARY, that agrees to pay it.

5.4.                            In the absence of a request for a determination of technical failure or a partial technical success report accompanied by the support documents provided for in Article 5.1 above before the end of the deferred reimbursement period set in Article 3, the total technical success of the program shall be considered to have been acquired and the reimbursement of the aid shall be made in accordance with the provisions of Article 4.

ARTICLE 6 — SEPA LEVIES

All aid-related amounts owed by the BENEFICIARY will be paid by SEPA Direct Debit Order on behalf of Bpifrance Financement from the BENEFICIARY’s bank or postal account.

To this end, the BENEFICIARY agrees to maintain on behalf of Bpifrance Financement, throughout the reimbursement period of the amount provided for in Article 4.1, the ability to make the SEPA direct debit of all amounts owed in the bank or postal account designated on the order given prior to the signing of this innovation aid contract; the BENEFICIARY acknowledges and agrees that the first withdrawal may be submitted by Bpifrance Financement, subject to compliance with a minimum period of 5 (five) working days from the date this contract is signed.

If the bank or postal account information changes, Bpifrance Financement must be informed thereof at least one month before the date of the next due date and attach a new bank account statement to this request.

ARTICLE 7 — CONTRACT DOCUMENTS

The contract documents that the BENEFICIARY acknowledges having read and to which it adheres are: these Special Terms and Conditions, the General Terms and Conditions of granting the aid, the estimate of the program excluding taxes, the summary statement form of the expenses and the SEPA Direct Debit order.

ARTICLE 8 - APPLICABLE LAW

The law applicable to this contract is French law.

ARTICLE 9 - JURISDICTION

The Courts of Paris will have sole jurisdiction for any dispute relating to this contract.

Alizé Pharma	Executed in Lyon
Alizé Pharma SAS	In two copies, on 01/24/2014
15, chemin du Saquin — Building
G
F — 69130 Ecully
NCS Lyon 497 575 621

The BENEFICIARY	Bpifrance Financement
Represented by Sari TAB	Corinne Perret-Honegger
CONSULTING Acting as	Acting in her capacity as Innovation and Intangibles
President, represented herself by	Department Manager
Mr. THIERRY ABRIBAT, acting
as Managing Director

Exhibits:

•                  Estimate of the program before taxes

•                  General terms and conditions for granting aid

•                  Summary of Expenses form

•                  SEPA debit order

OSEO Innovation	Beneficiary: Alizé Pharma I	Contract no.: A1308020V

		Duration of the program anticipated by the beneficiary	18
Aid to Corporate Innovation	Innovation program estimate — Amounts in Euros before tax	(in months)

		Phase 1				Phase 2				Phase 3
		From 01-Oct.-13 To 31-May-14				From 01-June-14 To 31-March -15				From To
	Price/hour	RI		DE		RI		DE		RI		DE
Description	(1)	Hours	Amount	Hours	Amount	Hours	Amount	Hours	Amount	Hours	Amount	Hours	Amount			TOTAL
Costs for existing staff
Engineering (Business and project manager)	48.00			429	20,592.00			536	25,728.00						46,320.00	46,320.00
Engineer (pharmacology)	42.00		—	161	6,762.00		—	201	8,442.00		—		—	—	15,204.00	15,204.00
Manager	50.00		—	536	26,800.00		—	670	33,500.00		—		—	—	60,300.00	60,300.00
Manager	88.00		—	643	56,584.00		—	804	70,752.00		—		—	—	127,336.00	127,336.00
Costs of staff recruited for the project
Engineer (clinical project manager)	56.00		—	643	36,008.00		—	804	45,024.00						81,032.00	81,032.00
PERSONNEL COSTS EXCLUDING TAX			—		146,746.00		—		183,446.00		—		—	—	330,192.00	330,192.00
General lump-sum costs (20% of staff costs)			—		29,349.20				36,689.20		—		—	—	66,038.40	66,038.40
GENERAL COSTS AND PURCHASES EXCLUDING TAX			—		29,349.20		—		36,689.20		—		—	—	66,038.40	66,038.40
Atlantic					42,750.00				49,375.00					—	92,125.00	92,125.00
BERTIN					57,704.00				64,167.00					—	121,871.00	121,871.00
Companies (Quitiles CRO phase 1)					562,514.00				744,422.00					—	1,306,936.00	1,306,936.00
SERVICES AND SUBCONTRACTING EXCLUDING TAX			—		662,968.00		—		857,964.00		—		—	—	1,520,932.00	1,520,932.00
TOTAL per phase: RI then DE			—		839,063.20		—		1,078,099.20		—		—	—	1,917,162.40	1,917,162.40
TOTAL per phase				Phase 1:	839,063.20			Phase 2:	1,078,099.20			Phase 3:	—

(1) Direct hourly rate = (gross annual salaries (according to DAS) + social contributions) / 1607 hours

General Terms and Conditions for granting aid Bipfrance Financement July 2013

GENERAL TERMS AND CONDITIONS FOR GRANTING AID

ARTICLE I - PAYMENT OF THE AID

I.1.                              Payment of the funds will be sufficiently recorded by the accounting records of Bpifrance Financement.

I.2.                              Bpifrance Financement will not be required to pay all or part of the amount of the aid if any of the cases referred to in Article VI below occurs or if Bpifrance Financement considers that the evolution of the technical and/or financial capacity of the BENEFICIARY does not enable it to carry out the program.

In addition, Bpifrance Financement will not be responsible for any payment in the event the BENEFICIARY fails to fulfill the commitments signed under other contracts it has entered into with Bpifrance Financement.

Moreover, if events of Force Majeure jeopardize the economic interest of the program which is the object of the aid, or if fundamental changes occur in the status (see Article II.9) or the control of the BENEFICIARY (see Article II.8), the situation thus created will be examined by Bpifrance Financement, which may modify the initial decisions.

I.3.                              Bpifrance Financement will only be responsible for the payment of aid amounts within the limits of the available payment appropriations made available by the State to manage the Innovation Aid procedure. If necessary, Bpifrance Financement will inform the BENEFICIARY of this situation as soon as possible.

I.4.                              The BENEFICIARY will pay Bpifrance Financement a 3% commission of risk (not subject to VAT) of the reimbursable advance granted. This settlement will be maintained in full at the time of the first payment of the aid. This commission will remain fully acquired by Bpifrance Financement, regardless of the total amount of aid disbursed. It will be paid back to the intervention fund.

ARTICLE II. MISCELLANEOUS OBLIGATIONS OF THE BENEFICIARY

The BENEFICIARY hereby certifies that it is in good standing with respect to its tax and social obligations pursuant to Article 4 of Decree no. 97-682 of May 31, 1997, and further agrees:

II.1.                         to exclusively allocate the aid granted hereby to the expenses provided for in the innovation program and carried out after the date of registration of the request; to this end, the BENEFICIARY agrees to spend all the sums incumbent upon it in accordance with the attached estimate,

II.2.                         not to suspend or abandon the implementation of the program without first informing Bpifrance Financement,

II.3.                         to immediately inform Bpifrance Financement of the difficulties or serious and unforeseen events likely to delay or even interrupt the performance of the program,

II.4.                         to provide, at the request of Bpifrance Financement, any additional information on the exploitation of the results of the program,

II.5.                         to submit to the technical and financial audit conducted by Bpifrance Financement, or all representatives accredited by Bpifrance Financement, and to provide total assistance in for the exercise of this audit, in particular with regard to on-site and document checks. In the event of an association, the BENEFICIARY agrees to ensure the compliance of its partners with this clause,

II.6.                         to inform Bpifrance Financement of any patent taken out in France and abroad relating to the assisted innovation program and not to abandon the aforementioned patents without having enabled Bpifrance Financement to assume them at no charge in his name at least two months before the expiration. If Bpifrance Financement assumes said patents, they will not be enforceable against the BENEFICIARY,

II.7.                         not to proceed with the assignment, transfer, concession, contribution or transmission for any purpose, directly or indirectly, free of charge, for consideration or even by way of reciprocity, of the necessary means either for the performance of the program being aided, especially patents, manufacturing processes or various technical results, or the marketing of the products of this program, without having obtained the prior agreement of Bpifrance Financement,

II.8.                         to communicate to Bpifrance Financement, as soon as they occur, any changes in the distribution of the BENEFICIARY’s share capital, as soon as they result in a change in the BENEFICIARY’s control, as well as any planned merger or split,

II.9.                         to communicate to Bpifrance Financement, as soon as they occur, any changes in the status of the BENEFICIARY (including its legal form, corporate purpose, amount of share capital), as well as to inform Bpifrance Financement of any procedure announcing the court-ordered protection, reorganization or liquidation of the BENEFICIARY,

II.10.                  to make known the aid granted by Bpifrance Financement whenever the BENEFICIARY makes a press campaign on the program and its results. After five years from the date the aid contract is signed, Bpifrance Financement may publish the information on the program being aided, unless this is opposed by the BENEFICIARY in writing.

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ARTICLE III — ACCOUNTING

III.1.                    The BENEFICIARY will keep accounts containing all information necessary for the precise evaluation of the expenses and revenues referred to in this agreement, i.e.:

•                  expenditure made in accordance with the basis of the aid (external invoices or internal analytical documents),

•                  receipts collected for the payment of annuities owed to Bpifrance Financement (proceeds from sales or licensing of patents or know-how, marketing of prototypes - mock-ups - pre-series).

This accounts as well as the related general accounting items will be made available to Bpifrance Financement or a representative accredited thereby within 15 days of the request made by Bpifrance Financement for ten years from the last payment of the aid.

III.2.                    All sums due for the purpose of this aid will be withdrawn by Bpifrance Financement from the bank account of the BENEFICIARY.

ARTICLE IV - COMMERCIAL FAILURE, PARTIAL COMMERCIAL SUCCESS

IV.1         —  The acknowledgment of commercial failure or partial commercial success of the program may be requested by the BENEFICIARY from Bpifrance Financement.

It shall be the BENEFICIARY’s responsibility to communicate, in particular, the human, technical, financial and commercial resources it has deployed during a reasonable period of time to successfully market the results of the program, with it being specified that:

•                  the financial difficulties of the BENEFICIARY do not justify the request;

•                  the summary statement of expenditure produced by the BENEFICIARY shall be certified by the Commissioner of accounts, an accountant or his accounting agent.

Bpifrance Financement may, on the basis of the information provided by the BENEFICIARY, either pronounce the commercial failure of the program or its partial commercial success.

IV.2.                     a) In the event of a commercial failure pronounced by Bpifrance Financement, the BENEFICIARY will be released from all commitments and obligations incumbent on it hereunder, with the exception of Articles II.6 and II.7 of the General Terms and Conditions, provided it has fulfilled all the commitments and obligations incumbent upon it as of the date the failure is ascertained. Sums already paid or owed by the BENEFICIARY pursuant to Article 4 of the Special Terms and Conditions will remain with Bpifrance Financement in any event and definitively.

b) In the event of partial commercial success of the program pronounced by Bpifrance Financement, the conditions of reimbursement of the aid referred to in Article 4 of the Special Terms and Conditions may, if necessary, be adapted by Bpifrance Financement.

c) The cost of internal and external expenditure and expert report audits, which may be requested by Bpifrance Financement to process the BENEFICIARY’s claim for failure, will be charged to the amount of the aid, or reinvoiced to the BENEFICIARY, that agrees to pay them.

ARTICLE V - RESUMPTION OF THE PROGRAM

In the event of failure or partial success, abandonment or non-exploitation of the results of the program being aided within 4 years of the date this contract is signed, and insofar as it has not repaid the entirety of the aid, the BENEFICIARY may not oppose the acquisition by Bpifrance Financement, or a third party designated by Bpifrance Financement, of all or part of the industrial property, results of any kind, models or prototypes made under of the program being aided and, in general, the BENEFICIARY cannot oppose the takeover of the program by other companies. The application of this clause will be made in a spirit of consultation in order to best preserve the interests of the BENEFICIARY and the general interest.

ARTICLE VI. DISBURSEMENT OF AID AND RESTITUTION OF MONEY PAID WITHOUT JUST CAUSE

VI.1.                     This aid will automatically give rise to the reimbursement of the aid in case of transfer - total or partial - as well as in case of termination of activity, dissolution or amicable liquidation of the BENEFICIARY.

In the event of solidarity among several BENEFICIARIES, the decision to initiate a legal procedure of court-ordered protection, reorganization or liquidation pronounced against one of the BENEFICIARIES will automatically involve the reimbursement of the aid by the other BENEFICIARIES. This will also hold true in the event of termination of business, dissolution or amicable liquidation of one of the BENEFICIARIES.

VI.2.                     At the sole initiative of Bpifrance Financement, this aid will result in the reimbursement of the aid for the entire amount in one of the following cases:

a.                   failure of the BENEFICIARY to comply with any of its obligations arising here from

b.                   failure by the BENEFICIARY to fulfill its social and tax obligations,

c.                    inaccurate or misleading statements by the BENEFICIARY,

d.                   incompletion or abandonment of the program noted by Bpifrance Financement

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e.                    early termination, for whatever reason, of any contract granting the BENEFICIARY operating rights on techniques, products or processes implemented for the performance of the program being aided, and/or necessary for the marketing of the results deriving there from

VI.3.                     If the documents and support documents provided by the BENEFICIARY show expenditures lower than the expenditures included in the aid base, the amount of the aid will automatically be reduced in proportion to the total actual expenditure. justified and determined by Bpifrance Financement; the BENEFICIARY agrees to immediately pay back any money paid without just cause that is observed.

Recovery will be immediate in accordance with the law, if so required by Bpifrance Financement, with no court-ordered or other formalities; the amount to be paid will accordingly be equal to the outstanding amount of the assistance plus any late penalties, if applicable, at the rate laid down in Article VIII.

ARTICLE VII. INFORMATION OF THE WORKS COUNCIL

Where the aid granted in the form of a loan or repayable advance is more than € 1,500,000 or in the form of a subsidy of more than € 200,000, the BENEFICIARY agrees to inform and consult its Works Council in accordance with the provisions of Article R 2323-7-1 of the Labor Code.

The information and the consultation shall relate to the nature, object, amount and conditions of payment of the aid granted.

The BENEFICIARY will provide Bpifrance Financement with the following support documents: convocation of the Works Council, information provided to the Works Council and a report from the said Works Council.

The BENEFICIARY is informed that the recurrent or persistent failure to fulfill the above obligations is likely to lead Bpifrance Financement to demand partial or total reimbursement of the aid.

ARTICLE VIII. LATE PENALTIES

Any amount not paid within the contract terms will be increased by late payment penalties at the rate of 0.7% (zero point seven percent) per calendar month of delay.

ARTICLE IX-AUTHORIZATION TO TRANSMIT INFORMATION

The BENEFICIARY authorizes Bpifrance Financement to transmit to the other entities of the Bpifrance group, as well as to the State and the Local Authorities and in general to all donors, directly or indirectly involved in the financing of this request for assistance, information about the BENEFICIARY, the program being aided, and the amount of the aid granted. This information, along with information on the intensity of the aid and the sector of business activity concerned will also be provided to the European Commission, as part of the annual reports that must be provided. In general, Bpifrance Financement is authorized by the BENEFICIARY to convey to the European Commission all information necessary for the exercise of its control of State aid.

ARTICLE X - PROTECTION OF PERSONAL DATA

The information regarding names collected in the context of this document is mandatory for the processing and management of the transaction in question and in particular for its computer processing carried out under the responsibility of Bpifrance Financement. The information may also, by express agreement and in the absence of opposition, be used or communicated for the same purposes to other legal entities of the Group, its partners, intermediaries, brokers and insurers or even to third parties or subcontractors within the limit necessary for the performance of the services concerned. You may object, free of charge, to the data concerning you being used for prospecting purposes, including marketing purposes. In accordance with the provisions of Law no. 78-17 of January 6, 1978 and subsequent laws relating to data, files and freedoms, you have the right to access, rectify, delete and object to information about you; you can exercise this right by sending a letter to Bpifrance Financement, Information Systems Office, SIAQ Department, at 27/31 Avenue General Leclerc - 94710-Maisons-Alfort Cedex.

ARTICLE XI. PREVALENCE OF SPECIAL TERMS AND CONDITIONS

In the event of a conflict between these general and Special Terms and Conditions, the Special Terms and Conditions shall take precedence.

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A1397929 V / AE AN AO 00

FORM TO BE INITIALED

Bpi	SUMMARY OF EXPENSES PAID AND STATEMENT OF GOOD STANDING WITH REGARD TO TAXES AND SOCIAL SECURITY

Beneficiary company:	0
Contract no.:	0
Date of receipt of the request for aid:	01/00/1900
Date of recording of expenses:	01/00/1900
Date of end of reimbursement deferment or date of end of program (cf. contract):	01/00/1900

Below is the summary by category of expenses paid, per the estimate attached to the aid contract

	Phase 1	Phase 1	Phase 2
	from	from	from
	to	to	to	Total
Internal expenses:
Costs of staff
General one-time costs
Purchases and consumables before tax
SUB-TOTAL INTERNAL EXPENSES

External services and subcontracts before tax
SUB-TOTAL EXTERNAL SERVICES

Investments, depreciations, etc. before tax:
Non-recoverable investments
Recoverable depreciation, investments
Other specific costs (substantiated)
SUB-TOTAL INVESTMENTS, ETC.

GRAND TOTAL

Amount of expenses provided in the estimate attached to the aid contract:

Amount of expenses paid by the beneficiary (in euros):

Company seal	☐ The undersigned certifies on his honor that the beneficiary of the aforementioned aid contract is in a regular situation with regard to his fiscal and social obligations.
☐ The undersigned certifies on his honor the accuracy of the information given in this statement of expenses.

Executed in:
Date:
Name and title of person signing this form who is authorized to contract:
Signature

Certification by the accounting expert or by the accountant designated by the public beneficiaries

☐ The undersigned certifies the accuracy of the information given in this statement of expenses.

Executed in: Date: Name and title of person signing this form who is authorized to contract: Signature

This information is set down in a computer file intended for the internal use of OSEO. It has been declared to the National Commission of Information Technology and Freedoms (CNIL) in accordance with current law.

Note: This summary of the expenses paid as part of the innovation program conducted by the Beneficiary and supported by Bpifrance Financement, is derived from a computer file consisting of several tabs to complete, listing the different cost categories, according to the quote attached to the contract:

•                       Personnel costs tab (including fixed overhead costs)

•                       Purchases and Consumables tab

•                       External services and Subcontracting tab

•                       Tab for investments, depreciation, etc.

This computer tool will allow you to track the expenditures made under this innovation program and to establish the summary of expenses. The electronic version of this computer tool will be sent to you upon request by e-mail to the contact person of the Innovation and Intangibles Management Service in charge of the management and follow-up of your aid file.